Exhibit 10.5

INTRALINKS, INC.

2004 STOCK OPTION PLAN

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (the “Agreement”) is made as of October 1, 2004 by and between IntraLinks, Inc., a Delaware corporation (the “Company”), __________ and (“Grantee”) pursuant to the Company’s 2004 Stock Option Plan. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2004 Stock Option Plan.

1. Grant of Stock. Subject to the terms and conditions of this Agreement, on the Issue Date (as defined below) the Company will issue to Grantee, and Grantee agrees to accept from the Company, _________ shares (the “Shares”) of the Company’s Common Stock as compensation and as part consideration for Grantee’s service and continued services to the Company and as part consideration for Grantee’s release contained in Section 7 below. The term “Shares” refers to the granted Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Grantee is entitled by reason of Grantee’s ownership of the Shares. This Agreement contains a release of the Company by the Grantee of certain claims as set forth in Section 7 hereof.

2. Issuance. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement by the parties, or on such other date as the Company and Grantee shall agree (the “Issue Date”). On the Issue Date, the Company will deliver to Grantee a certificate representing the Shares to be granted to Grantee (which shall be issued in Grantee’s name).

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Grantee shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Grantee shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

(a) Repurchase Option.

(i) In the event of the voluntary or involuntary termination of Grantee’s employment or consulting relationship (which includes for a director, service as a director) with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 90 days from such date to repurchase all or any portion of the Shares held by Grantee as of the Termination Date which

have not yet been released from the Company’s Repurchase Option at the purchase price per Share of $       .

(ii) Unless the Company notifies Grantee within 90 days from the date of termination of Grantee’s employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Grantee that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Grantee is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Grantee constitutes written notice to Grantee of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Grantee with respect to exercise of the Repurchase Option by either (A) delivering a check to Grantee in the amount of the purchase price for the Shares being repurchased, or (B) in the event Grantee is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Grantee is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the 90th day following termination of Grantee’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Grantee.

(iii) The Repurchase Option shall terminate according to the following schedule:

(A) As to 66-2/3% of the Shares (the “First Portion Shares”), the Repurchase Option with respect to 6.25% of the First Portion Shares shall terminate on the last day of each calendar quarter (March 31, June 30, September 30 and December 31) beginning the later of (i) July 1, 2002 or (ii) the last day of the quarter in which that initial date of employment or consulting service to the Company occurred.

(B) As to 33-1/3% of the Shares (the “Second Portion Shares”), the Repurchase Option with respect to 25% of the Second Portion Shares shall terminate on the later of (i) December 31, 2004, and (ii) one year after the last day of the quarter in which that initial date of employment or consulting service to the Company occurred, and the Repurchase Option with respect to the remaining Second Portion Shares shall terminate in twelve equal quarterly installments thereafter.

Fractional shares shall be rounded to the nearest whole share.

(iv) In the event of a Change of Control (as defined in the Plan) and within six months thereafter, the Company or successor corporation, as the case may be, terminates the employment of the Grantee without Cause (as defined in the Plan) or materially diminishes the Grantee’s duties or assigns the Grantee duties that materially impair the Grantee’s ability to perform the duties normally assigned to a person of his title and position at a corporation of the size and nature of the Company.

(b) Right of First Refusal. Before any Shares held by Grantee or any transferee of Grantee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed Grantee or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Grantee’s lifetime or on Grantee’s death by will or intestacy to Grantee’s Immediate Family or a trust for the benefit of Grantee’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

(c) Involuntary Transfer.

(i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Grantee pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Grantee or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Grantee does not agree with the valuation as determined by the Board of Directors of the Company, Grantee shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Grantee and whose fees shall be borne equally by the Company and Grantee.

(d) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(e) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Grantee for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Grantee prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Grantee’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Grantee for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(f) Termination of Rights. The right of first refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

4. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Grantee agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C executed by Grantee and by Grantee’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Grantee hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Grantee agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Grantee agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5. Investment, Taxation and Legal Representations. In connection with the acceptance of the grant of the Shares, Grantee represents to the Company the following:

(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is accepting the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Grantee does not have any present intention to transfer the Shares to any other person or entity.

(b) Grantee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein.

(c) Grantee further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the securities. Grantee understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Grantee is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Grantee understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Grantee acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Grantee further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Grantee understands that he or she may suffer adverse tax consequences as a result of Grantee’s acceptance or disposition of the Shares. Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the acceptance or disposition of the Shares and that Grantee is not relying on the Company for any tax advice. In addition, Grantee understands that he or she is hereby releasing the Company from the claims listed in Section 7 hereof and has consulted any legal advisors he or she deems advisable in connection with entering into this Agreement and is not relying on the Company for any legal advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)	THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)	THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A BUY-BACK AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Grantee or other transferee to whom such Shares shall have been so transferred.

7. Release of Claims. In consideration of the Company’s issuance of the Shares to Grantee and other good and valuable consideration received by the Grantee hereby acknowledged, the Grantee hereby (i) agrees to and consents to the termination of the Amended and Restated Retention and Change of Control Incentive Plan (the “Retention Plan”), the Company’s 1997 Stock Option Plan (the “1997 Plan”) and the cancellation of the Units and Stock Options, as applicable, granted under the Retention Plan and the 1997 Plan, and (ii) releases the Company from any and all claims, demands, causes of action, obligations, damages, attorneys’ fees, costs and liabilities of any nature whatsoever, whether or not now known, suspected or claims, which the Grantee ever had, now has, or may claim to have as of the date of this Agreement against the Company (whether directly or indirectly), its officers, directors, affiliates, representatives and counsel, or any of them, by reason of any act or omission concerning any matter, cause or thing, including, without limiting the generality of the foregoing, any claims related to or in connection with the Retention Plan, the 1997 Plan, all of Grantee’s Units and Stock Options, as applicable, granted under the Retention Plan and the 1997 Plan and the merger of Ilink Holdings Corp. with and into the Company, effective June 10, 2004; provided, however, that this release shall not relieve the Company from paying Grantee accrued and earned but unpaid wages as of the date hereof and any other benefits required by law.

8. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Grantee’s employment or consulting relationship, for any reason, with or without cause.

9. Section 83(b) Election. Grantee understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Grantee understands that Grantee may elect to be taxed at the time the Shares are issued, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Grantee understands that failure to file such an election in a timely manner may result in adverse tax consequences for Grantee. Grantee further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Grantee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Grantee further acknowledges that the Company has directed Grantee to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Grantee may reside, and the tax consequences of Grantee’s death.

Grantee agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit D. Grantee further agrees that Grantee will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit E, if Grantee has indicated in the Acknowledgment his or her decision to make such an election.

10. Lock-Up Agreement. In connection with a public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Grantee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time

(not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Grantee under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

INTRALINKS, INC.

By:
Name:
Title:

GRANTEE:
[NAME]

(Signature)
Address:

ATTACHMENT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned (“Grantee”) and IntraLinks, Inc. (the “Company”) dated                     ,        (the “Agreement”), Grantee hereby sells, assigns and transfers unto the Company                                          (                    ) shares of the Common Stock of the Company, standing in Grantee’s name on the books of the Company and represented by Certificate No.       , and hereby irrevocably constitutes and appoints                                                               to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:

Signature:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between the undersigned (“Grantee”) and IntraLinks, Inc. (the “Company”) dated                     ,        (the “Agreement”), Grantee hereby sells, assigns and transfers unto the Company                                          (                    ) shares of the Common Stock of the Company, standing in Grantee’s name on the books of the Company and represented by Certificate No.       , and hereby irrevocably constitutes and appoints                                                               to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:

Signature:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Grantee.

EXHIBIT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned (which term includes the undersigned’s spouse), a Grantee of                      shares of Common Stock of IntraLinks, Inc., a Delaware corporation (the “Company”) by exercise of stock purchase right (the “Right”) granted pursuant to the Company’s 2004 Stock Option Plan (the “Plan”), hereby states as follows:

1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the stock agreement pursuant to which the Right was granted.

2. The undersigned either [check and complete as applicable]:

(a) ☐	has consulted, and has been fully advised by, the undersigned’s own tax advisor, , whose business address is , regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b) ☐	has knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ☐	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Restricted Stock Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b) ☐	not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:

Signature:

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: ___________________________________________________________________

ADDRESS: ______________________________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: _____________________________________________________

TAXABLE YEAR: ________________________________________________________________________

2. The property with respect to which the election is made is described as follows:

____________________ shares of the Common Stock of IntraLinks, Inc., a Delaware corporation (the “Company”).

3. The date on which the property was transferred is: _________

4. The property is subject to the following restrictions:

Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ __________.

6. The amount (if any) paid for such property: $ ________________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _____________________                                                       _____________________________________-

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ________ for _______ shares of Common Stock of IntraLinks, Inc. (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement Grantee has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated: ______________

Signature: _____________________